UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 3, 2025, Sono Group N.V. (the “Company”) issued a press release announcing, among other things, the effective date of the Reverse Share Split (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Items.

As previously disclosed, the Company amended its articles of association on December 23, 2024 to implement a reverse share split (the “Reverse Share Split”) of the Company’s ordinary shares (the “Ordinary Shares”) and high voting shares (the “High Voting Shares”) at a ratio of 1-for-75. The Reverse Share Split was previously approved by the Company’s shareholders at the extraordinary general meeting of the Company held on January 31, 2024.

The Reverse Share Split took effect on January 6, 2025 (the “Effective Date”), following confirmation from the Financial Industry Regulatory Authority that it had received and reviewed all necessary documentation to process the Reverse Share Split. On the same day, the Ordinary Shares began being quoted on a split-adjusted basis on the OTCQB under the temporary symbol “SEVCD”. The temporary symbol will be in place for at least 20 business days following the Effective Date. The CUSIP number of N81409125 has been assigned to the Company’s Ordinary Shares. After giving effect to the Reverse Share Split, the number of Ordinary Shares outstanding decreased from 105,741,373 to 1,409,885 and the number of High Voting Shares outstanding decreased from 3,000,000 to 40,000.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Managing Director

Date: January 8, 2025